[COMPOSITE]                      EXHIBIT 3(e)

                        AMENDED ARTICLES OF INCORPORATION

                                       OF

                               OHIO POWER COMPANY

         OHIO POWER COMPANY, a corporation for profit, heretofore organized and now existing under the laws of the State of Ohio, makes and files these Amended Articles of Incorporation and states:

                  FIRST:   The name of the Corporation shall be Ohio Power
         Company.

                  SECOND: The place in Ohio where the principal office of the Corporation is to be located is 1 Riverside Plaza, Columbus, Franklin County, Ohio.

                  THIRD:   The purposes for which the Corporation is formed are:

                           To produce, buy, acquire, lease, use, furnish, supply, sell, transmit, and distribute light, heat and power generated by means of gas, electricity, steam, hot water or other sources of energy, or any or all of them, for public and private use, and in connection therewith to acquire, purchase, own, construct, use, sell, lease, operate or manage any works, plants, constructions or parts thereof for the production, use, transmission, distribution, regulation, control or application of gas, electricity, steam, hot water or other sources of energy and to do any and all things necessary or convenient in the exercise of such powers;

                           To acquire, buy, hold, own, sell, lease, exchange, dispose of, finance, deal in, construct, build, equip, improve, use, operate, maintain and work upon:

                           (a) Any and all kinds of plants and  systems  for the
                  manufacture, production, storage, utilization, purchase, sale, supply, transmission, distribution, or disposition of electricity, gas, water or steam, or power produced thereby, or of ice and refrigeration of any and every kind;

                           (b) Any and all kinds of telephone, telegraph, radio,
                  wireless and other systems, facilities and devices for the receipt and trans-mission of sounds and signals, any and all kinds of interurban, city and street railways and railroads and bus lines for the transportation of passengers and/or freight, transmission lines, systems, appliances, equipment
                  and  devices  and  tracks,   stations,   buildings  and  other
                  structures and facilities;
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                           (c)  Any  and  all  kinds  of  works,  power  plants,
                  manufacture,   structures,   substations,   systems,   tracks,
                  machinery, generators, motors, lamps, poles, pipes, wires, cables, conduits, apparatus, devices, equipment, supplies, articles and merchandise of every kind pertaining to or in
                  anywise   connected  with  the   construction,   operation  or
                  maintenance of telephone, telegraph, radio, wireless and other
                  systems,   facilities   and   devices   for  the  receipt  and
                  transmission of sounds and signals, or of interurban, city and street railways and railroads and bus lines, or in anywise connected with or pertaining to the manufacture, production,
                  purchase,  use,  sale,  supply,  transmission,   distribution,
                  regulation, control or application of electricity, gas, water, steam, ice, refrigeration and power or any other purposes;

                           To acquire, buy, hold, own, sell, lease, exchange, dispose of, transmit, distribute, deal in, use, manufacture, produce, furnish and supply street and interurban railway and bus service, electricity, gas, light, heat, ice, refrigeration, water and steam in any form and for any purposes whatsoever, and any power or force or energy in any form and for any purposes whatsoever;

                           To maintain and operate stores and commissaries for the buying and selling of and to buy, sell and generally deal in general merchandise, hardware, special merchandise, machinery, supplies and any and all kinds of manufactured and agricultural products;

                           To do a general mercantile business;

                           To acquire, organize, assemble, develop, build up and operate constructing and operating and other organizations and systems, and to hire, sell, lease, exchange, turn over, deliver and dispose of such organizations and systems in whole or in part and as going organizations and systems and otherwise, and to enter into and perform contracts, agreements and undertakings of any kind in connection with any or all of the foregoing powers;

                           To do a general contracting business;

                           To purchase, acquire, develop, mine, explore, drill, hold, own and dispose of lands, interests in and rights with respect to lands and waters and fixed and movable property;
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                           To borrow money and contract debts when necessary for
         the transaction of the business of the Corporation or for the exercise of its corporate rights, privileges or franchises or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness payable at a specified time or times or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed or in payment for property purchased or acquired or any other lawful objects;

                           To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of indebtedness created by, any other corporation or corporations of the State of Ohio or any other state or government and, while the owner of such stock, to exercise all the rights, powers and privileges of ownership, including the right to vote thereon;

                           To aid in any manner any corporation or association, domestic or foreign or any firm or individual, any shares of stock in which or any bonds, debentures, notes, securities, evidences of indebtedness, contracts, or obligations of which are held by or for the Corporation or in which or in the welfare of which the Corporation shall have any interest, and to do any acts designed to protect, preserve, improve or enhance the value of any property at any time held or controlled by the Corporation, or in which it may be at any time interested; and to organize or promote or facilitate the organization of subsidiary companies;

                           To conduct business at one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Ohio and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and foreign countries;

                           In any manner to acquire, enjoy, utilize and to dispose of patents, copyrights and trademarks and any licenses or other rights or interests therein and thereunder;

                           To purchase, acquire, hold, own and dispose of franchises, concessions, consents, privileges and licenses necessary for and in its opinion useful or desirable for or in connection with the foregoing powers;
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                           To do any or all things  herein set forth to the same
         extent and as fully as natural persons might or could do, in any part of the world, and as principal agent, contractor, or otherwise, and either alone or in conjunction with any other individuals, firms, associations, corporations, syndicates or bodies politic;

                           To do any and all things necessary and proper for the accomplishment of the objects herein enumerated or necessary or incidental to the protection and benefit of the Corporation, and in general to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether such business is similar in nature to the objects and powers set forth in these Articles or any amendment thereof;

                           To conduct its business in the State of Ohio, other states, the District of Columbia, the territories, colonies and possessions of the United States and in foreign countries.

                           The Corporation may not construct a steam or electric railroad in more than one County or State.

                           The objects and purposes specified in the foregoing clauses of this Article Third shall, except where other-wise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of these Articles. The objects and purposes specified in each of the clauses of these Articles shall be regarded as independent objects and purposes and shall be construed as powers as well as objects and purposes.

                  FOURTH: The maximum number of shares of stock which the Corporation is authorized to have outstanding is forty-seven million seven hundred sixty-two thousand four hundred three (47,762,403) shares, divided into four classes as follows: (a) one million seven hundred twelve thousand four hundred three (1,712,403) shares are Cumulative Preferred Stock of the par value of One Hundred Dollars ($100) each (hereinafter sometimes referred to as "Cumulative Preferred Stock ($100 voting)"); (b) two million fifty thousand (2,050,000) shares are Cumulative Preferred Stock, $100 Non-Voting of the par value of One Hundred Dollars ($100) each (hereinafter sometimes referred to as "Cumulative Preferred Stock ($100 non-voting)"); (c) four million (4,000,000) shares are Cumulative Preferred Stock, $25 Non-Voting of the par value of Twenty-five Dollars ($25) each (hereinafter sometimes referred to as "Cumulative Preferred Stock ($25 non-voting)"); and (d) forty million (40,000,000) shares are Common Stock without par value. The description of the different classes of stock and the express terms of each of such classes of stock and of the existing series of Cumulative Preferred Stock are set forth in the following paragraphs of this Article Fourth. All of the express terms set forth below in the preamble and paragraphs (1) through (10) under the heading "Cumulative Preferred Stock" shall be equally applicable to the Cumulative Preferred Stock ($100 voting), to the Cumulative Preferred Stock ($100 non-voting) and to the Cumulative Preferred Stock ($25 non-voting), and such terms shall be deemed to state the express terms of all shares of each of said classes, except to the extent that any of such terms are expressly stated to be applicable only to shares of one class or shares of one or more series of a class, and whenever herein the words "Cumulative Preferred Stock" without any prefix or parenthetical qualification shall be used, they shall be deemed to refer to each of said classes.

                                             CUMULATIVE PREFERRED STOCK

                  Subject to and in accordance with the provisions of the following paragraphs (1) through (34) hereof, the Board of Directors is hereby authorized to cause shares of each class of Cumulative Preferred Stock to be issued in series with such variations in respect thereof (except in the case of the shares of the series of Cumulative Preferred Stock ($100 voting) the express terms of which are set forth in paragraphs (11) through (34) hereof) as may be determined by an amendment to these Articles adopted by the Board of Directors prior to the issue thereof:

                           (1) The shares of the Cumulative Preferred Stock of each series of a class may vary as to:

                                    (a)     The distinctive series designations
                           and number of shares of such series;

                                    (b)     The rate of  dividends  (within
                           such limits as shall be permitted by law) payable on the shares of the particular series;

                                    (c)     The dates from which such  dividends
                           shall be cumulative as hereinafter in paragraph (2) provided;

                                    (d)     The  prices  (not less than the
                           amount limited by law) and terms upon which the shares of the particular series may be redeemed;

                                    (e)     The amount or amounts  which shall
                           be paid to the holders of the shares of the particular series in case of voluntary or involuntary dissolution or any distribution of assets;

                                    (f)     The sinking  fund  requirements
                           (if any) for the purchase or redemption of the shares of the particular series;

                                    (g)  The  rights  (if  any) to  convert  the
                           shares of the particular series into and/or purchase stock of any other series or class or other securities.

                  Except for the variations permitted in this paragraph, the shares of all series of each class of the Cumulative Preferred Stock shall in all other respects be identical.

                           (2) The  holders  of each  series  of the  Cumulative
                  Preferred Stock at the time outstanding shall be entitled to receive, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential dividends, at the annual dividend rate for the particular series fixed therefor as herein provided, payable quarter-yearly on the first days of March, June, September and December in each year, to stockholders of record on the respective dates, not exceeding thirty (30) days and not less than ten (10) days preceding such dividend payment dates, fixed for the purpose by the Board of Directors. No dividends shall be declared on any series of the Cumulative Preferred Stock in respect of any quarter-yearly dividend period unless there shall likewise be declared on all shares of all series of the Cumulative Preferred Stock at the time outstanding, like proportionate dividends, ratably, in proportion to the respective annual dividend rates fixed therefor, in respect of the same quarter-yearly dividend period, to the extent that such shares are entitled to receive dividends for such quarter-yearly dividend period. The dividends on shares of all series of the Cumulative Preferred Stock shall be cumulative. In the case of all shares of each particular series, the dividends on shares of such series shall be cumulative:

                                    (a) If issued  prior to the record  date for
                           the first dividends on the shares of such series, then from the date for the particular series fixed therefor as herein provided;

                                    (b) If issued  during the period  commencing
                           immediately after a record date for a dividend and terminating at the close of the payment date for such dividend, then from such dividend payment date; and

                                    (c) Otherwise from the  quarter-yearly
                           dividend payment date next preceding the date of issue of such shares;

                  so that unless dividends on all outstanding shares of each series of the Cumulative Preferred Stock, at the annual dividend rate and from the dates for accumulation thereof fixed as herein provided shall have been paid for all past quarter-yearly dividend periods, but without interest on cumulative dividends, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock, and no Common Stock shall be purchased or otherwise acquired for value by the Corporation; provided that during any period when the Corporation shall be in default as to any obligation of the Corporation with respect to any sinking fund for the benefit of the shares of any series of the Cumulative Preferred Stock, no dividend shall be paid or declared and no other distribution shall be made on the Common Stock or any other shares of capital stock of the Corporation ranking junior to the Cumulative Preferred Stock, and no Common Stock or shares of such capital stock shall be purchased or otherwise acquired for value by the Corporation, unless all shares of the Cumulative Preferred Stock then outstanding shall concurrently be redeemed, purchased or otherwise acquired or unless the declaration or payment of such dividend, or such distribution, purchase or acquisition shall have been ordered, permitted or approved by the Securities and Exchange Commission, or by any successor agency thereto, under the Public Utility Holding Company Act of 1935 or any legislation enacted in substitution therefor. The holders of the Cumulative Preferred Stock of any series shall not be entitled to receive any dividends thereon other than the dividends referred to in this paragraph (2).

                           (3)  The  Corporation,  by  action  of its  Board  of
                  Directors, may redeem the whole or any part of any series of the Cumulative Preferred Stock, at any time or from time to time, by paying in cash the redemption price of the shares of the particular series, fixed therefor as herein provided, together with a sum in the case of each share of each series so to be redeemed, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends theretofore or on such redemption date paid thereon. Notice of every such redemption shall be given by publication at least once in one daily newspaper printed in the English language and of general circulation in Canton, Ohio, and in one daily newspaper printed in the English language and of general circulation in the Borough of Manhattan, The City of New York, the first publication in such newspapers to be at least thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. At least thirty (30) days and not more than sixty (60) days previous notice of every such redemption shall also be mailed to the holders of record of the shares of the Cumulative Preferred Stock so to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation; but not failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Cumulative Preferred Stock so to be redeemed. In case of the redemption of a part only of any series of the Cumulative Preferred Stock at the time outstanding, the Corporation shall select by lot the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which, and the terms and conditions upon which, the shares of the Cumulative Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the date fixed for redemption, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable upon redemption thereof, without interest; provided, however, that the Corporation may, after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company hereinafter referred to irrevocable authorization to give such notice by publication, and at any time prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of American or of the State of New York, doing business in the Borough of Manhattan, The City of New York, and having capital, surplus and undivided profits aggregating at least $5,000,000 or organized under the laws of the State of Ohio, doing business in the City of Cleveland, Ohio, and having capital, surplus and undivided profits aggregating at least $5,000,000, designated in such notice of redemption, and, upon such deposit in trust, all shares with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive at any time from and after the date of such deposit, the amount payable upon the redemption thereof, without interest. Nothing herein contained shall limit any right of the Corporation to purchase or otherwise acquire any shares of the Cumulative Preferred Stock;
                  provided, however, that the Corporation shall not redeem (whether through operation of any sinking fund or otherwise), purchase or otherwise acquire any shares of any series of the Cumulative Preferred Stock during any period when the Corporation shall be in default in the payment of dividends on any shares of any series of the Cumulative Preferred Stock, unless all shares of Cumulative Preferred Stock then outstanding shall concurrently be so redeemed, purchased or otherwise acquired or unless such redemption, purchase or acquisition shall have been ordered, permitted or approved by the Securities and Exchange Commission, or by any successor commission thereto, under the Public Utility Holding Company Act of 1935 or any legislation enacted in substitution therefor.

                  The Corporation may from time to time, by action of its Board of Directors and without action by the holders of the Common Stock or any class of the Cumulative Preferred Stock, purchase or otherwise acquire shares of any class of the Cumulative Preferred Stock in such manner, upon such terms and in such amounts as the Board of Directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of the Cumulative Preferred Stock outstanding at the time of the purchase or acquisition in question.

                           (4) Before any amount shall be paid to, or any assets
                  distributed among, the holders of the Common Stock upon any liquidation, dissolution or winding up of the Corporation, and after paying or providing for the payment of all creditors of the Corporation, the holders of each series of the Cumulative Preferred Stock at the time outstanding shall be entitled to be paid in cash the amount for the particular series fixed therefor as herein provided, together with a sum in the case of each share of each series, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became
                  cumulative   to  the  date  fixed  for  the  payment  of  such
                  distributive amount ,less the aggregate of the dividends theretofore or on such date paid thereon; but no payments on account of such distributive amounts shall be made to the holders of any series of the Cumulative Preferred Stock unless there shall likewise be paid at the same time to the holders of each other series of the Cumulative Preferred Stock at the time outstanding like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they are respectively entitled as herein provided. The holders of the Cumulative Preferred Stock of any series shall not be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts referred to in this paragraph. Neither the consolidation or merger of the
                  Corporation with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                           (5) Whenever the full  dividends on all series of the
                  Cumulative Preferred Stock at the time out-standing for all past quarter-yearly dividend periods shall have been paid or declared and set apart for payment, then, subject to the provisions of paragraph (2) and subparagraph (7)(B)(c) hereof, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock, but only out of funds legally available for the payment of dividends; provided, however, that so long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock of the Corporation except as follows:

                                    (a) If  and so  long  as  the  Common  Stock
                           Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 20% of total capitalization, the Corporation shall not declare such dividend in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 50% of the net income of the Corporation available for dividends on the Common Stock (less any Depreciation Deficiency) for the twelve full calendar months immediately preceding the month in which such dividend is declared, except in an amount not exceeding the aggregate of dividends on Common Stock which could have been, but have not been, declared under this clause (a); and

                                    (b) If  and so  long  as  the  Common  Stock
                           Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 25% but not less than 20% of total capitalization, the Corporation shall not declare such dividend in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 75% of the net income of the Corporation available for dividends on the Common Stock (less any Depreciation Deficiency) for the twelve full calendar months immediately preceding the month in which such dividend is declared, except in an amount not exceeding the aggregate of dividends on Common Stock which could have been, but have not been, declared under clause
                           (a) above and this clause (b); and

                                    (c) At any time when the Common Stock Equity
                           is 25% or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in clause (a) and clause (b) above.

                           For the purposes of this paragraph (5) only:

                                            (i) The term "Common  Stock  Equity"
                                    shall  mean the sum of the par  value of, or
                                    stated value or capital  represented by, the
                                    shares  of Common  Stock of the  Corporation
                                    outstanding,   and  the   surplus,   earned,
                                    capital,  and  paid-in,  of the  Corporation
                                    (including  any premiums on Common Stock but
                                    excluding  any  premiums  on the  Cumulative
                                    Preferred  Stock)  whether or not  available
                                    for the payment of  dividends  on the Common
                                    Stock;  provided,  however, that there shall
                                    be deducted  from such sum (I) the amount of
                                    any  Depreciation  Deficiency for the period
                                    from  December  31,  1952  to the end of the
                                    calendar  month  immediately  preceding  the
                                    date on which a dividend on Common  Stock is
                                    declared  and (II) the  amount,  if any,  by
                                    which the  aggregate of all amounts  payable
                                    upon    the     involuntary     dissolution,
                                    liquidation or winding up of the Corporation
                                    to the holders of the  Cumulative  Preferred
                                    Stock  and  of  any  other  class  of  stock
                                    ranking  prior  to or on a  parity  with the
                                    Cumulative  Preferred  Stock as to dividends
                                    or  distributions  exceeds the  aggregate of
                                    the capital of the Corporation applicable to
                                    such Cumulative Preferred Stock and class of
                                    stock  ranking  prior to or on a parity with
                                    the   Cumulative   Preferred   Stock  as  to
                                    dividends or distributions;

                                            (ii) The term "total capitalization"
                                    shall  mean the sum of the par  value of, or
                                    stated value or capital  represented by, the
                                    capital   stock  of  all   classes   of  the
                                    Corporation   outstanding,    the   surplus,
                                    earned,   capital   and   paid-in,   of  the
                                    Corporation  (including  any premiums on any
                                    such   capital   stock),   whether   or  not
                                    available  for the payment of  dividends  on
                                    the Common Stock,  and the principal  amount
                                    of all debt of the Corporation  outstanding,
                                    maturing  more than twelve  months after the
                                    date  of  the  determination  of  the  total
                                    capitalization,  less any amount required to
                                    be deducted in the  determination  of Common
                                    Stock   Equity  as  in   clause   (i)  above
                                    provided;

                                            (iii) The term  "dividends on Common
                                    Stock"  shall  embrace  dividends  on Common
                                    Stock  of  the   Corporation   (other   than
                                    dividends  payable  only in  shares  of such
                                    Common   Stock),   distributions   on,   and
                                    purchases or other acquisitions for value of any Common Stock of the Corporation; and

                                            (iv)    The    term    "Depreciation
                                    Deficiency"  shall mean, as to any specified
                                    period, the amount by which the aggregate of
                                    (I) all amounts credited to the depreciation
                                    reserve account of the  Corporation  through
                                    charges to operating  revenue  deductions or
                                    otherwise as provided in the Uniform  System
                                    of Accounts  prescribed for Public Utilities
                                    and   Licensees   by   the   Federal   Power
                                    Commission  and  of  (II)  all  charges  for
                                    maintenance,  shall  have been less than 15%
                                    of all operating revenues of the Corporation
                                    (excluding  therefrom  non-operating  income
                                    and   revenues    derived    directly   from
                                    pro-perties leased to the Corporation), less
                                    all   charges   to   income   made   by  the
                                    Corporation for purchased power and for the net amount of electric energy received by the Corporation through interchange.

                           (6) In the event of any  liquidation,  dissolution or
                  winding up of the Corporation, all assets and funds of the Corporation remaining after paying or providing for the payment of all creditors of the Corporation and after paying or providing for the payment to the holders of shares of all series of the Cumulative Preferred Stock of the full distributive amounts to which they are respectively entitled as herein provided, shall be divided among and paid to the holders of the Common Stock according to their respective rights and interests.

                           (7)(A)  So  long  as any  shares  of  the  Cumulative
                  Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of at least two-thirds of the total number of votes which holders of the outstanding shares of Cumulative Preferred Stock are entitled to cast, voting together for such purpose as a single class:

                                    (a)     Increase the total authorized amount
                           of the Cumulative Preferred Stock; or

                                    (b)  Create or  authorize  any shares of any
                           class of stock ranking prior to the Cumulative Preferred Stock as to dividends or assets or issue any shares of any such prior ranking stock more than twelve months after the date as of which the Corporation was empowered to create or authorize such prior ranking stock; or

                                    (c)  Amend,  alter,  change or repeal any of
                           the express terms of the Cumulative  Preferred  Stock
                           or of any series of the Cumulative Preferred Stock then outstanding in a manner substantially prejudicial to the holders thereof; provided, however, that if any such amendment, alteration, change or repeal would be substantially prejudicial to the holders of one or more, but not all, of the series of the Cumulative Preferred Stock at the time outstanding, only the consent of the holders of two-thirds of the total number of votes which holders of the shares of each series prejudicially affected are entitled to cast shall be required, voting for such purpose as a single class.

                              (B) So  long  as  any  shares  of  the  Cumulative
                  Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of votes which holders of the outstanding shares of Cumulative Preferred Stock are entitled to cast, voting together for such purpose as a single class:

                                    (a)  Merge or  consolidate  with or into any
                           other corporation or corporations, or sell or otherwise dispose of all or substantially all of its properties, unless such merger or consolidation, or the issuance and assumption of all securities to be issued or assumed in connection with any such merger or consolidation, or such sale or disposition, shall have been ordered, approved or permitted by the Securities and Exchange Commission, or by any successor agency thereto, under the provisions of the Public Utility Holding Company Act of 1935 or any legislation enacted in substitution therefor; provided that the provisions of this clause (a) shall not apply to a purchase or other acquisition by the Corporation of franchises or assets of another corporation in any manner which does not involved a merger or consolidation; or

                                    (b)     [intentionally deleted]

                                    (c) Issue,  sell or otherwise dispose of any
                           shares of the Cumulative Preferred Stock or of any other class of stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or distributions, unless (i) the net income of the Corporation, determined in accordance with generally accepted accounting practices to be available for the payment of dividends for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock (but less any Depreciation Deficiency for such period), shall have been at least equal to twice the annual dividend requirements on all outstanding shares of the Cumulative Preferred Stock and of all other classes of stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or distributions, including the shares proposed to be issued; (ii) the gross income of the Corporation for said period, determined in accordance with generally accepted accounting practices (but in any event after deducting the amount for said period charged by the Corporation on its books to depreciation expense and in addition thereto any Depreciation Deficiency for said period) to be available for the payment of interest, shall have been at least one and one-half times the sum of (I) the annual interest charges on all interest bearing indebtedness of the Corporation and (II) the annual dividend requirements on all outstanding shares of the Cumulative Preferred Stock and of all other classes of stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or distributions, including the shares proposed to be issued; and (iii) the aggregate of the capital of the Corporation applicable to the Common Stock and of the surplus of the Corporation immediately after such issuance, sale or other disposition, less any Depreciation Deficiency for the period from December 31, 1952 to such date, shall be not less than the amount payable upon the involuntary dissolution, liquidation or winding up of the Corporation to the holders of the Cumulative Preferred Stock and of such other class of stock, excluding from the foregoing computation all stock which is to be retired in connection with such additional issue; provided, that the Corporation shall not thereafter pay any dividends on the Common Stock unless immediately thereafter the aggregate of the capital of the Corporation applicable to the Common Stock and of the surplus of the Corporation, less any Depreciation Deficiency for the period from December 31, 1952 to such date, shall be not less than the amount payable upon the involuntary dissolution, liquidation or winding up of the Corporation to the holders of the Cumulative Preferred Stock and of such other class of stock.

                                    For the  purposes of this  subparagraph  (c)
                           only, the term "Depreciation Deficiency" shall mean, as to any specified period, the amount by which the aggregate of (i) all amounts credited to the depreciation reserve account of the Corporation through charges to operating revenue deductions or otherwise as provided in the Uniform System of
                           Accounts prescribed for Public Utilities and Licensees by the Federal Power Commission and of (ii) all charges for maintenance, shall have been less than 15% of all operating revenues of the Corporation (excluding therefrom non-operating income and revenues derived directly from properties leased to the Corporation), less all charges to income made by the Corporation for purchased power and for the net amount of electric energy received by the Corporation through interchange.

                           (8) No holder of shares of any series of the Cumulative Preferred Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

                           (9)(A) Except as otherwise provided in this paragraph
                  (9) or in paragraph (7) hereof, or as otherwise required by the laws of the State of Ohio;

                                    (i)  Every  holder of  Cumulative  Preferred
                           Stock ($100 voting) shall be entitled to cast one vote for each share of Cumulative Preferred Stock ($100 voting) held by him for the election of Directors and upon all other matters;

                                    (ii) The holders of Cumulative  Preferred
                           Stock ($100 non-voting) and Cumulative Preferred Stock ($25 non-voting) shall not be entitled to vote; and

                                    (iii) Every  holder of Common Stock shall be
                           entitled to cast one vote for each share of Common Stock held by him for the election of Directors and upon all other matters.

                  Whenever, pursuant to the provisions of this paragraph (9) or paragraph (7) hereof, the holders of Cumulative Preferred Stock ($100 voting), Cumulative Preferred Stock ($100 non-voting) and Cumulative Preferred Stock ($25 non-voting) shall be entitled to vote together as a single class for the election of Directors or on any other matter, every holder of shares of Cumulative Preferred Stock ($100 voting) or Cumulative Preferred Stock ($100 non-voting) shall be entitled to cast one vote for each such share held by him and every holder of Cumulative Preferred Stock ($25 non-voting) shall be entitled to cast one-quarter of one vote for each such share held by him. In addition to any provisions herein, whenever the consent or the affirmative vote of the holders of any class of the Cumulative Preferred Stock, voting as a single class, shall be required for the adoption of any amendment to these Articles pursuant to any provision of law, the consent or affirmative vote of the holders of at least a majority of the total number of shares of such class then outstanding shall be required for such purpose. Except when some mandatory provision of law shall be controlling and except as otherwise provided in subparagraphs (7)(A)(c), 12(c), (14)(c) and
                  (16)(c) hereof, whenever shares of two or more series of any class of Cumulative Preferred Stock are outstanding, no particular series of such class shall be entitled to vote as a separate series on any matter.

                              (B) If and when dividends payable on the Cumulative Preferred Stock shall be in default in an amount equivalent to four full quarter-yearly dividends on all shares of all series of the Cumulative Preferred Stock at the time outstanding, and until all dividends in default on the Cumulative Preferred Stock shall have been paid, the holders of all shares of the Cumulative Preferred Stock, voting separately as one class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining Directors of the Corporation. The terms of office of all persons who may be Directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Cumulative Preferred Stock, except that if the holders of the Common Stock shall not have elected the remaining Directors of the Corporation, then, and only in that event, the Directors of the Corporation in office just prior to the election of a majority of the Board of Directors by the holders of the Cumulative Preferred Stock shall elect the remaining Directors of the Corporation.

                              (C) If and when all  dividends  then in default on
                  the Cumulative Preferred Stock at the time outstanding shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the Cumulative Preferred Stock shall thereupon be divested of any special right with respect to the election of Directors provided in subparagraph (B) hereof, and the voting power of the Cumulative Preferred Stock and the Common Stock shall revert to the status existing before the occurrence of such default; but always subject to the same provisions for vesting such special rights in the Cumulative Preferred Stock in case of further like default or defaults in dividends thereon. Upon the termination of any such special right the terms of office of all persons who may have been elected Directors of the Corporation by vote of the holders of the Cumulative Preferred Stock, as a class, pursuant to such special right shall forthwith terminate.

                              (D) In case of any vacancy in the Board of Directors occurring among the Directors elected by the holders of the Cumulative Preferred Stock, as a class, pursuant to subparagraph (B) hereof, the holders of the Cumulative Preferred Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. In case of a vacancy in the Board of Directors occurring among the Directors elected by the holders of the Common Stock, as a class, or by the Directors in office just prior to the election of a majority of the Board of Directors by the holders of the Cumulative Preferred Stock, pursuant to subparagraph (B) hereof, the holders of the Common Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. In all other cases, any vacancy occurring among the Directors shall be filled by the vote of a majority of the remaining Directors.

                              (E) Whenever the holders of the Cumulative Preferred Stock, as a class, become entitled, to elect Directors of the Corporation pursuant to either subparagraphs
                  (B) or (D) hereof, it shall be the duty of the president, a vice-president or the secretary of the Corporation forthwith to call, and to cause notice to be given to the stockholders entitled to vote at, a meeting to be held at such time as the Corporation's officers may fix, not less than thirty nor more than sixty days after the accrual of such right, for the purpose of electing Directors. The notice so given shall be mailed to each holder of record of the Cumulative Preferred Stock at his address as it appears upon the records of the Corporation and shall set forth, among other things, (i) that by reason of the fact that dividends payable on the Cumulative Preferred Stock are in default in an amount equivalent to four full quarter-yearly dividends or more per share, the holders of the Cumulative Preferred Stock, voting separately as a class, have the right to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors of the Corporation, (ii) that any holder of the Cumulative Preferred Stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of the Cumulative Preferred Stock maintained at the principal office of the Corporation or at the office of any Transfer Agent of the Cumulative Preferred Stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the Cumulative Preferred Stock required to be represented at any meeting, or adjournment thereof, called for the election of Directors of the Corporation. At the first meeting of stockholders held for the purpose of electing Directors during such time as the holders of the Cumulative Preferred Stock shall have the special right, voting separately as a class, to elect Directors, the presence in person or by proxy of the holders of a majority of the outstanding Common Stock shall be required to constitute a quorum of such class for the election of Directors, and the presence in person or by proxy of the holders of a majority of the total number of votes which holders of the outstanding shares of Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors; provided, however, that in the absence of a quorum of the holders of the Cumulative Preferred Stock, no election of Directors shall be held, but a majority of the holders of the Cumulative Preferred Stock who are present in person or by proxy shall have power to adjourn the election of the Directors to a date not less than fifteen nor more than fifty days from the giving of the notice of such adjourned meeting hereinafter provided for; and provided, further, that at such adjourned meeting, the presence in person or by proxy of the holders of 35% of the total number of votes which holders of the outstanding shares of Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors. In the event such first meeting of stockholders shall be so adjourned, it shall be the duty of the president, a vice-president or the secretary of the Corporation, within ten days from the date on which such first meeting shall have been adjourned, to cause notice of such adjourned meeting to be given to the stockholders entitled to vote thereat, such adjourned meeting to be held not less than fifteen days nor more than fifty days from the giving of such second notice. Such second notice shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such first meeting of stockholders, and shall further set forth that a quorum was not present at such first meeting and that the holders of 35% of the total number of votes which holders of the outstanding shares of Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors at such adjourned meeting. If the requisite quorum of holders of the Cumulative Preferred Stock shall not be present at said adjourned meeting, then the Directors of the Corporation then in office shall remain in office until the next Annual Meeting of the Corporation, or special meeting in lieu thereof, and until their successors shall have been elected and shall qualify. Neither such first meeting nor such adjourned meeting shall be held on a date within sixty days of the date of the next Annual Meeting of the Corporation or special meeting in lieu thereof. At each Annual Meeting of the Corporation, or special meeting in lieu thereof, held during such time as the holders of the Cumulative Preferred Stock, voting separately as a class, shall have the right to elect a majority of the Board of Directors, the foregoing provisions of this subparagraph shall govern such Annual Meeting, or special meeting in lieu thereof, as if said Annual Meeting or special meeting were the first meeting of stockholders held for the purpose of electing Directors after the right of the holders of the Cumulative Preferred Stock, voting separately as a class, to elect a majority of the Board of Directors, should have accrued with the exception that, until the holders of the Cumulative Preferred Stock shall have elected a majority of the Board of Directors, if at any adjourned Annual Meeting, or special meeting in lieu thereof, holders of 35% of the total number of votes which holders of the outstanding shares of Cumulative Preferred Stock are entitled to cast are not present in person or by proxy, all the Directors to be elected shall be elected by a vote of the holders of a majority of the Common Stock of the Corporation present or represented at the meeting.

                              (F) So  long  as  any  shares  of  the  Cumulative
                  Preferred Stock of any series are outstanding, the Board of Directors of the Corporation shall consist of not less than three (3) persons and not more than the number of persons set forth in the Corporation's Code of Regulations.

                           (10) The  Corporation  may, at any time and from time
                  to time, issue and dispose of any of the authorized and unissued shares of the Cumulative Preferred Stock and Common Stock for such consideration as may be fixed by the Board of Directors, subject to any provisions of law then applicable, and subject to the provisions of any resolutions of the stockholders of the Corporation relating to the issue and disposition of such shares.

                           (11) The Corporation  hereby  classifies  $20,240,300
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "4-1/2% Cumulative Preferred Stock," consisting of 202,403 shares of the par value of $100 per share.

                           (12) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 4-1/2% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 4-1/2% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable June 1, 1941, shall be cumulative, shall be March 1, 1941;

                                    (b) The  redemption  price  for such  series
                           shall be $112.50 per share until March 1, 1946; on and after March 1, 1946 and until March 1, 1951, $111 per share; and on and after March 1, 1951, $110 per share;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be:

                                            $110 per share,  upon any  voluntary
                                    liquidation,  dissolution  or  winding up of
                                    the   Corporation,   except   that  if  such
                                    voluntary   liquidation,    dissolution   or
                                    winding up of the Corporation shall have been approved by the vote in favor thereof of the holders of a majority of the total number of shares of the 4-1/2% Cumulative Preferred Stock then outstanding, given at a meeting called for that purpose, the amount so payable on such voluntary liquidation, dissolution, or winding up shall be $100 per share; or

                                            $100 per share, in the event of any
                                    involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d)     There shall not be any sinking fund
                           provided for the purchase or redemption of shares of the 4-1/2% Cumulative Preferred Stock; and

                                    (e)  The  shares  of the  4-1/2%  Cumulative
                           Preferred Stock shall not have any rights to convert the same into and/or purchase stock of any other series or class or other securities, or any special rights other than those specified herein.

                           (13) The Corporation  hereby  classifies  $10,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "4.40% Cumulative Preferred Stock," consisting of 100,000 shares of the par value of $100 per share.

                           (14) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 4.40% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 4.40% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable March 1, 1953, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $107.50 per share on or prior to January 1, 1960; $106.00 per share after January 1, 1960 but on or prior to January 1, 1965; $105.00 per share after January 1, 1965 but on or prior to January 1, 1970; and $104.00 per share thereafter.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be:

                                            The  redemption  price in  effect at
                                    the  date  of  any  voluntary   liquidation,
                                    dissolution    or    winding   up   of   the
                                    Corporation,  except that if such  voluntary
                                    liquidation,  dissolution  or  winding up of
                                    the Corporation  shall have been approved by
                                    the vote in favor  thereof of the holders of
                                    a majority of the total  number of shares of
                                    the 4.40%  Cumulative  Preferred  Stock then
                                    outstanding,  given at a meeting  called for
                                    that purpose,  the amount so payable on such
                                    voluntary   liquidation,   dissolution,   or
                                    winding up shall be $100 per share; or

                                            $100 per share, in the event of any
                                    involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d)     There shall not be any sinking fund
                           provided for the purchase or redemption of shares of the 4.40% Cumulative Preferred Stock; and

                                    (e)  The  shares  of  the  4.40%  Cumulative
                           Preferred Stock shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (15) The Corporation hereby classifies $5,000,000 par
                  value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "4.08% Cumulative Preferred Stock," consisting of 50,000 shares of the par value of $100 per share.

                           (16) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 4.08% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 4.08% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable June 1, 1954, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  of  such  series
                           shall be $106 per share on or prior to April 1, 1959; $105 per share after April 1, 1959 but on or prior to

                           April 1, 1964; $104 per share after April 1, 1964 but on or prior to April 1, 1969; and $103 per share thereafter;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be:

                                            The  redemption  price in  effect at
                                    the  date  of  any  voluntary   liquidation,
                                    dissolution    or    winding   up   of   the
                                    Corporation,  except that if such  voluntary
                                    liquidation,  dissolution  or  winding up of
                                    the Corporation  shall have been approved by
                                    the vote in favor  thereof of the holders of
                                    a majority of the total  number of shares of
                                    the 4.08%  Cumulative  Preferred  Stock then
                                    outstanding,  given at a meeting  called for
                                    that purpose,  the amount so payable on such
                                    voluntary   liquidation,   dissolution,   or
                                    winding up shall be $100 per share; or

                                            $100 per share, in the event of any
                                    involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d)     There shall not be any sinking fund
                           provided for the purchase or redemption of shares of the 4.08% Cumulative Preferred Stock; and

                                    (e)  The  shares  of  the  4.08%  Cumulative
                           Preferred Stock shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (17) The Corporation hereby classifies $6,000,000 par
                  value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "4.20% Cumulative Preferred Stock," consisting of 60,000 shares of the par value of $100 per share.

                           (18) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 4.20% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 4.20% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable December 1, 1955, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $105.20 per share on or prior to September 1, 1960; $104.20 per share after September 1, 1960 but on or prior to September 1, 1965; and $103.20 per share after September 1, 1965;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of the 4.20% Cumulative Preferred Stock; and

                                    (e)  The  shares  of  the  4.20%  Cumulative
                           Preferred Stock shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (19) The Corporation  hereby  classifies  $15,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "8.04% Cumulative Preferred Stock," consisting of 150,000 shares of the par value of $100 per share.

                           (20) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 8.04% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 8.04% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable June 1, 1971, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $109.81 per share prior to March 1, 1976; $107.80 per share on and after March 1, 1976 but prior to March 1, 1981; $105.79 per share on and after March 1, 1981 but prior to March 1, 1986;
                           $103.78 per share on and after March 1, 1986 but prior to March 1, 1991; and $102.58 per share on March 1, 1991 and thereafter; provided, however, that no share of such series shall be redeemed prior to March 1, 1976 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 8.02% per annum;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series; and

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (21) The Corporation  hereby  classifies  $10,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "7.72% Cumulative Preferred Stock," consisting of 100,000 shares of the par value of $100 per share.

                           (22) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 7.72% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 7.72% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable June 1, 1971, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $109.30 per share prior to April 1, 1976; $107.37 per share on and after April 1, 1976 but prior to April 1, 1981; $105.44 per share on and after April 1, 1981 but prior to April 1, 1986;
                           $103.51 per share on and after April 1, 1986 but prior to April 1, 1991; and $102.35 per share on April 1, 1991 and thereafter; provided, however, that no share of such series shall be redeemed prior to April 1, 1976 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 7.69% per annum;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series; and

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (23) The Corporation  hereby  classifies  $35,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "7.60% Cumulative Preferred Stock," consisting of 350,000 shares of the par value of $100 per share.

                           (24) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 7.60% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 7.60% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable December 1, 1971, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $109.10 per share prior to October 1, 1976; ($107.20 per share on or after October 1, 1976 but prior to October 1, 1981; $105.30 per share on and after October 1, 1981 but prior to October 1, 1986; $103.40 per share on and after October 1, 1986 but prior to October 1, 1991; and $102.26 per share on October 1 1991 and thereafter; provided, however, that no share of such series shall be redeemed prior to October 1, 1976 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 7.57% per annum;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series; and

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (25) The Corporation  hereby  classifies  $35,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "7-6/10% Cumulative Preferred Stock," consisting of 350,000 shares of the par value of $100 per share.

                           (26) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 7-6/10% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 7-6/10% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable June 1, 1972, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $108.95 per share prior to April 1, 1977; $107.05 per share on and after April 1, 1977 but prior to April 1, 1982; $105.15 per share on and after April 1, 1982 but prior to April 1, 1987;
                           $103.25 per share on and after April 1, 1987 but prior to April 1, 1992; and $102.11 per share on April 1, 1992 and thereafter; provided, however, that no share of such series shall be redeemed prior to April 1, 1977 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 7.58% per annum;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series; and

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (27) The Corporation  hereby  classifies  $45,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "7.76% Cumulative Preferred Stock," consisting of 450,000 shares of the par value of $100 per share.

                           (28) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 7.76% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 7.76% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable December 1, 1972, shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $109.20 per share prior to October 1, 1977; $107.26 per share on and after October 1, 1977 but prior to October 1, 1982; $105.32 per share on and after October 1, 1982 but prior to October 1, 1987; $103.38 per share on and after October 1, 1987 but prior to October 1, 1992; and $102.22 per share on October 1, 1992 and thereafter; provided, however, that no share of such series shall be redeemed prior to October 1, 1977 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 7.74% per annum;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series; and

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (29) The Corporation  hereby  classifies  $30,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "8.48% Cumulative Preferred Stock," consisting of 300,000 shares of the par value of $100 per share.

                  (30) The preferences or restrictions or qualifications and the descriptions and terms of the shares of 8.48% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 8.48% per annum and the date from which dividends on all shares of such series issued prior to the record date for the dividend payable September 1, 1973 shall be cumulative, shall be the date of issuance of the shares of such series;

                                    (b) The  redemption  price  for such  series
                           shall be $110.03 per share prior to August 1, 1978; $107.91 per share on and after August 1, 1978 but prior to August 1, 1983; $105.79 per share on and after August 1, 1983 but prior to August 1, 1988; $103.67 per share on and after August 1, 1988 but prior to August 1, 1993; and $102.40 per share on August 1, 1993 and thereafter; provided, however, that no share of such series shall be redeemed prior to August 1, 1978 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective divided cost to the Corporation (so computed), of less than 8.45% per annum;

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series; and

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (31) The Corporation  hereby  classifies  $25,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "14% Cumulative Preferred Stock," consisting of 250,000 shares of the par value of $100 per share.

                           (32) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 14% Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 14% per annum and in the case of each share of such series issued prior to the record date for the first dividend payable on the shares of such series, the date from which dividends on such share of such series shall be cumulative shall be the date of issuance of such share, and in the case of each other share of such series, as otherwise provided in this Article.

                                    (b) The redemption prices at which shares of
                           such series may be redeemed at the option of the Corporation shall be an amount per share equal to (i) 101% of the sum of $100 and the annual dividend prior to March 1, 1985, (ii) $100 plus 50% of the annual dividend on or after March 1, 1985 but prior to March

                           1, 1990, (iii) $100 plus 25% of the annual dividend on or after March 1, 1990 but prior to March 1, 1995, and (iv) $100 plus 10% of the annual dividend on or after March 1, 1995; provided, however, that no share of such series shall be redeemed prior to March 1, 1980 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practices), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 14.6% per annum.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) of this paragraph (32) in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation.

                                    (d)(1) A sinking  fund shall be  established
                           for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on March 1 in each year commencing with the year 1980, redeem as and for a sinking fund requirement, out of funds legally available therefor, 12,500 shares, at a redemption price of $100 per share. The sinking fund requirement shall be cumulative so that if on any such March 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding March 1 on which such redemption may be effected.

                                    (2)   The   Corporation   shall   have   the
                           non-cumulative option, on any sinking fund date as provided in subparagraph (d)(1) hereof, to redeem at a redemption price of $100 per share, an additional

                           12,500 shares. No redemption made pursuant to this subparagraph (d)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph (d)(1).

                                    (3) The  Corporation  shall be entitled,  at
                           its election, to credit against any sinking fund requirement due on March 1 of any year pursuant to subparagraph (d)(1) of this paragraph (32), shares of such series theretofore purchased or otherwise acquired by the Corporation.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (33) The Corporation  hereby  classifies  $40,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "14% Cumulative Preferred Stock, Series A," consisting of 400,000 shares of the par value of $100 per share.

                           (34) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the 14% Cumulative Preferred Stock, Series A, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 14% per annum and in the case of each shares of such series issued prior to the record date for the first dividend payable on the shares of such series, the date from which dividends on such share of such series shall be cumulative shall be the date of issuance of such share, and in the case of each other share of such series, as otherwise provided in this Article.

                                    (b) The redemption prices at which shares of
                           such series may be redeemed at the option of the Corporation shall be an amount per share equal to (i) $100.00 plus the annual dividend prior to June 1, 1985, (ii) $100.00 plus 50% of the annual dividend on or after June 1, 1985 but prior to June 1, 1990,
                           (iii) $100.00 plus 25% of the annual divided on or after June 1, 1990 but prior to June 1, 1995, and

                           (iv) $100.00 plus 10% of the annual dividend on or after June 1, 1995; provided, however, that no share of such series shall be redeemed prior to June 1, 1980 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 14.63% per annum.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) of this paragraph (34) in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 pe share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation.

                                    (d)(1) A sinking  fund shall be  established
                           for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on June 1 in each year commencing with the year 1980, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares classified in para-graph (33) hereof, at a redemption price of $100 per share. The sinking fund requirement shall be cumulative so that if on any such June 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding June 1 on which such redemption may be effected.

                                       (2)  The   Corporation   shall  have  the
                           non-cumulative option, on any sinking fund date as provided in subparagraph (d)(1) hereof, to redeem at a redemption price of $100 per share an additional number of shares equal to 5% of the total number of shares classified in paragraph (33) hereof. No redemption made pursuant to this subparagraph (d)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph
                           (d)(1).

                                       (3) The Corporation shall be entitled, at
                           its election, to credit against any sinking fund requirement due on June 1 of any year pursuant to subparagraph (d)(1) of this para-graph (34), shares of such series theretofore purchased or otherwise acquired by the Corporation.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                  (35) The Corporation hereby classifies $40,000,000 par value of the Cumulative Preferred Stock ($25 non-voting) as a series of such Cumulative Preferred Stock ($25 non-voting), which shall be designated as "$2.27 Cumulative Preferred Stock", consisting of 1,600,000 shares of the par value of $25 per share.

                  (36) The preferences or restrictions or qualifications and the descriptions and terms of the shares of the $2.27 Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($25 non-voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be $2.27 per annum and in the case of each share of such series issued prior to the record date for the first dividend payable on the shares of such series, the date from which dividends on such share of such series shall be cumulative shall be the date of issuance of such share, and in the case of each other share of such series, as otherwise provided in this Article.

                                    (b) The redemption prices at which shares of
                           such series may be redeemed at the option of the Corporation shall be an amount per share equal to (i) $25 plus the annual dividend prior to March 1, 1983,
                           (ii) $25 plus 75% of the annual dividend on or after March 1, 1983 but prior to March 1, 1988, (iii) $25 plus 50% of the annual dividend on or after March 1, 1988 but prior to March 1, 1993, (iv) $25 plus 25% of the annual dividend on or after March 1, 1993 but prior to March 1, 1998, and (v) $25 plus 10% of the annual dividend on or after March 1, 1998; provided, however, that no share of such series shall be redeemed prior to March 1, 1983 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than $9.46% per annum.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) of this paragraph (36) in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $25 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation.

                                    (d) There shall not be any sinking fund
                           provided for the purchase or redemption of shares of such series.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (37) The corporation  hereby  classifies  $30,000,000
                  par value of the Cumulative Preferred Stock ($25 non-voting) as a series of such Cumulative Preferred Stock ($25 non-voting), which shall be designated as "$3.75 Cumulative Preferred Stock", consisting of 1,200,000 shares of the par value of $25 per share.

                           (38) The preferences or restrictions or qualifica-tions and the descriptions and terms of the shares of the $3.75 Cumulative Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock ($25 non-voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           by $3.75 per annum and in the case of each share of such series issued prior to the record date for the first dividend payable on the shares of such series, the date from which dividends on such share of such series shall be cumulative shall be the date of issuance of such share, and in the case of each other share of such series, as otherwise provided in this Article.

                                    (b) The redemption prices at which shares of
                           such series may be redeemed at the option of the Corporation shall be an amount per share equal to (i) $25 plus the annual dividend prior to March 1, 1987,
                           (ii) $25 plus 75% of the annual dividend on or after March 1, 1987 but prior to March 1, 1992, (iii) $25 plus 50% of the annual dividend on or after March 1, 1992 but prior to March 1, 1997, (iv) $25 plus 25% of the annual dividend on or after March 1, 1997 but prior to March 1, 2002, and (v) $25 plus 10% of the annual dividend on or after March 1, 2002; provided, however, that no share of such series shall be redeemed prior to March 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of said series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 15.34% per annum.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be the redemption price pro-vided in subparagraph (b) of this paragraph (38) in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $25 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation.

                                    (d)(1) A sinking  fund shall be  established
                           for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on March 1 in each year commencing with the year 1987, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares designated as $3.75 Cumulative Preferred Stock in paragraph (37) hereof at a redemption price of $25 per share. The sinking fund requirement shall be cumulative so that if on any such March 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding March 1 on which such redemption may be effected.

                                       (2)  The   Corporation   shall  have  the
                           non-cumulative option, on any sinking fund date as provided in subparagraph (d)(1) hereof, to redeem at a redemption price of $25 per share, an additional number of shares equal to 5% of the total number of shares designated as $3.75 Cumulative Preferred Stock in paragraph (37) hereof. No redemption made pursuant to this sub-paragraph (d)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph (d)(1).

                                       (3) The Corporation shall be entitled, at
                           its election, to credit against the sinking fund requirement due on March 1 of any year pursuant to subparagraph (d)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (39) The Corporation  hereby  classifies  $30,000,000
                  par value of the Cumulative Preferred Stock ($100 non-voting) as a series of such Cumulative Preferred Stock ($100 non-voting), which shall be designated as "6.35% Cumulative Preferred Stock", consisting of 300,000 shares of the par value of $100 per share.

                           (40) The preferences, rights, restrictions or qualifications and the description and terms of the 6.35% Cumulative Preferred Stock, in the respects in which the shares of such series vary from shares of other series of the Cumulative Preferred Stock, ($100 non-voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 6.35% per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                                    (b) Such  series  shall  not be  subject  to
                           redemption prior to April 1, 2003; the regular redemption price for shares of such series shall be $100 per share on or after April 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                                    (d)(1) A sinking  fund shall be  established
                           for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on June 1, 2003, and on each June 1 thereafter to and including June 1, 2007, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified in Paragraph 39 hereof, at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such June 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding June 1 on which such redemption may be effected.

                                       (2) The  remaining  shares of such series
                           outstanding on June 1, 2008 will be redeemed, to the extent permitted by law, by mandatory redemption, out of funds legally available therefor, on such date at a mandatory redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption.

                                       (3) The Corporation shall be entitled, at
                           its election, to credit against the sinking fund requirement due on June 1 of any year pursuant to clause (d)(1) of this Paragraph 40, shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (41) The Corporation  hereby  classifies  $40,000,000
                  par value of the Cumulative Preferred Stock ($100 non-voting) as a series of such Cumulative Preferred Stock ($100 non-voting), which shall be designated as "6.02% Cumulative Preferred Stock", consisting of 400,000 shares of the par value of $100 per share.

                           (42) The preferences, rights, restrictions or qualifications and the description and terms of the 6.02% Cumulative Preferred Stock, in the respects in which the shares of such series vary from shares of other series of the Cumulative Preferred Stock, ($100 non-voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 6.02% per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                                    (b) Such  series  shall  not be  subject  to
                           redemption prior to October 1, 2003; the regular redemption price for shares of such series shall be $100 per share on or after October 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends.

                                    (d)(1) A sinking  fund shall be  established
                           for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on December 1, 2003, and on each
                           December 1 thereafter to and including December 1, 2007, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified in Paragraph 41 hereof, at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The remaining shares of such series outstanding on December 1, 2008 will be redeemed as a final sinking fund requirement, to the extent permitted by law, out of funds legally available therefor, on such date at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such December 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding December 1 on which such redemption may be effected.

                                       (2) The Corporation shall be entitled, at
                           its election, to credit against the sinking fund requirement due on December 1 of any year pursuant to clause (d)(1) of this Paragraph 42, shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                           (43) The Corporation  hereby  classifies  $45,000,000
                  par value of the Cumulative Preferred Stock ($100 voting) as a series of such Cumulative Preferred Stock ($100 voting), which shall be designated as "5.90% Cumulative Preferred Stock", consisting of 450,000 shares of the par value of $100 per share.

                           (44) The preferences, rights, restrictions or qualifications and the description and terms of the 5.90% Cumulative Preferred Stock, in the respects in which the shares of such series vary from shares of other series of the Cumulative Preferred Stock ($100 voting), shall be as follows:

                                    (a) The annual dividend rate for such series
                           shall be 5.90% per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                                    (b) Such  series  shall  not be  subject  to
                           redemption prior to November 1, 2003; the redemption price for shares of such series shall be $100 per share on or after November 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                                    (c) The  preferential  amounts  to which the
                           holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends.

                                    (d)(1) A sinking  fund shall be  established
                           for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on January 1, 2004, and on each
                           January 1 thereafter to and including January 1, 2008, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified in Paragraph 43 hereof, at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The remaining shares of such series outstanding on January 1, 2009 will be redeemed as a final sinking fund requirement, to the extent permitted by law, out of funds legally available therefor, on such date at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such January 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding January 1 on which such redemption may be effected.

                                       (2) The Corporation shall be entitled, at
                           its election, to credit against the sinking fund requirement due on January 1 of any year pursuant to clause (d)(1) of this Paragraph 44, shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                                    (e) The shares of such series shall not have
                           any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                                    COMMON STOCK

         Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock.

         No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends or otherwise.

                  FIFTH: These Amended Articles of Incorporation supersede and take the place of the heretofore existing Agreement of Merger, dated January 21, 1955, between the Corporation and Central Ohio Light & Power Company and any and all amendments thereto.